Disposal Group Held for Sale	12 Months Ended
Dec. 31, 2023
Disposal Group Held for Sale
Disposal Group Held for Sale

8.Disposal Group Held for Sale

The Company had previously recognized an impairment loss on the Canadian Cobalt Camp assets in 2019 due to no further exploration work being planned and wrote down the asset to a nominal value. The arrangement with Kuya in December 2022 and closing of sale in January 2023 provided objective evidence of the market value of the Cobalt Camp. This represented an impairment reversal indicator under IAS 36 as there were now observable indications as to the assets’ value, the Company has therefore re-estimated the recoverable amount of the Cobalt Camp assets. Based on the consideration agreed, the Company has estimated the fair value of the Cobalt Camp assets to be $1,338 as at December 31, 2022. A reversal of previously recorded impairment charges was booked at December 31, 2022 to bring the book value of the Cobalt Camp assets to this amount.

Accordingly at December 31, 2023, these assets and liabilities were presented as a disposal group held for sale of $nil and at December 31, 2022 of $1,000, of which $1,338 as assets and $338 as asset retirement obligation. There were no cumulative income or expenses included in OCI relating to the disposal group.

The non-recurring fair value measurement in 2022 for the disposal group of $1,000 was categorized as a Level 3 fair value.